UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-12

Owens Corning

(Name of Registrant as Specified In Its Charter)

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Owens Corning One Owens Corning Parkway Toledo, Ohio 43659 IMPORTANT NOTICE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 16, 2020 The following Notice of Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Owens Corning (the “Company”), dated March 13, 2020, furnished to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, April 16, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via live webcast.    This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 19, 2020. THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Notice of Annual Meeting of Stockholders To the Stockholders of Owens Corning: Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Owens Corning has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 16, 2020 at 10:00 a.m. Eastern Time. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person. Additional Information: As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder at the close of business on February 18, 2020, the record date. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/OC2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described below. Annual Meeting Information Date: April 16, 2020 Time: 10:00 a.m. Eastern Time Place: Online at www.virtualshareholdermeeting.com/OC2020 Record date: February 18, 2020 Agenda To elect the ten director nominees listed in Owens Corning’s proxy statement dated March 13, 2020; To ratify the selection of PricewaterhouseCoopers LLP as Owens Corning’s independent registered public accounting firm for 2020; To approve, on an advisory basis, named executive officer compensation; To approve the Amended and Restated Owens Corning Employee Stock Purchase Plan; and To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Admission to the Meeting You are entitled to participate in the virtual Annual Meeting only if you were an Owens Corning stockholder at the close of business on February 18, 2020. Please refer to the “Additional Information About the Virtual Annual Meeting” section below for further information. Ava Harter Secretary March 19, 2020 Your vote is important Stockholders at the close of business on February 18, 2020, the record date for the Annual Meeting, are the only stockholders entitled to notice of, and to vote at, the Annual Meeting. Even if you plan to participate in the Annual Meeting, we ask that you please promptly vote on the Internet, by phone or by mail. Voting early will help avoid additional solicitation costs and will not prevent you from voting electronically during the Annual Meeting if you wish to do so. How to vote: Online: Vote online at www.proxyvote.com. Phone: Vote by calling
800-690-6903. Mail: If you have received a printed version of the proxy materials, you may vote by mail. During Meeting: You may vote online during the Annual Meeting at www.virtualshareholdermeeting.com/OC2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 16, 2020. Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available online at on www.owenscorning.com/proxy Additional Information About the Virtual Annual Meeting Attendance and Participation Our virtual Annual Meeting will be conducted on the Internet via live webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OC2020. Stockholders will be able to vote their shares electronically during the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m. Eastern Time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Questions Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/OC2020, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted upon) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered at www.owenscorning.com/proxy as soon as practical after the Annual Meeting. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/OC2020. Technical Difficulties Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/OC2020 beginning at 9:45 a.m. Eastern Time on April 16, 2020 through the conclusion of the Annual Meeting.